
MIDAMERICAN
ENERGY HOLDINGS COMPANY

2010 EEI Financial Conference

Patrick J. Goodman
Senior Vice President and Chief Financial Officer

Forward-Looking Statements

This report contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by the use of forward-looking words, such as "may," "could," "project," "believe," "anticipate," "expect," "estimate," "continue," "intend," "potential," "plan," "forecast" and similar terms. These statements are based upon MidAmerican Energy Holdings Company's ("MEHC") and its subsidiaries' (collectively, the "Company") current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the Company's control and could cause actual results to differ materially from those expressed or implied by the Company's forward-looking statements. These factors include, among others:

- general economic, political and business conditions in the jurisdictions in which the Company's facilities operate;
- changes in federal, state and local governmental, legislative or regulatory requirements affecting the Company or the electric or gas utility, pipeline or power generation industries;
- changes in, and compliance with, environmental laws, regulations, decisions and policies that could, among other items, increase operating and capital costs, reduce plant output, accelerate plant retirements or delay plant construction;
- the outcome of general rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies;
- changes in economic, industry or weather conditions, as well as demographic trends, that could affect customer growth and usage or supply of electricity and gas or the Company's ability to obtain long-term contracts with customers and suppliers;
- a high degree of variance between actual and forecasted load and prices that could impact the hedging strategy and costs to balance electricity and load supply;
- changes in prices, availability and demand for both purchases and sales of wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generation capacity and energy costs;
- the financial condition and creditworthiness of the Company's significant customers and suppliers;
- changes in business strategy or development plans;
- availability, terms and deployment of capital, including reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in the London Interbank Offered Rate, the base interest rate for MEHC's and its subsidiaries' credit facilities;

Forward-Looking Statements

- changes in MEHC's and its subsidiaries' credit ratings;
- performance of the Company's generating facilities, including unscheduled outages or repairs;
- risks relating to nuclear generation;
- the impact of derivative contracts used to mitigate or manage volume, price and interest rate risk, including increased collateral requirements, and changes in commodity prices, interest rates and other conditions that affect the fair value of derivative contracts;
- increases in employee healthcare costs;
- the impact of investment performance and changes in interest rates, legislation, healthcare cost trends, mortality and morbidity on pension and other postretirement benefits expense and funding requirements;
- changes in the residential real estate brokerage and mortgage industries that could affect brokerage transaction levels;
- unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future generating facilities and infrastructure additions;
- the impact of new accounting guidance or changes in current accounting estimates and assumptions on consolidated financial results;
- the Company's ability to successfully integrate future acquired operations into its business;
- other risks or unforeseen events, including litigation, wars, the effects of terrorism, embargoes and other catastrophic events; and
- other business or investment considerations that may be disclosed from time to time in MEHC's filings with the United States Securities and Exchange Commission (the "SEC") or in other publicly disseminated written documents.

Further details of the potential risks and uncertainties affecting the Company are described in MEHC's filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

MIDAMERICAN ENERGY HOLDINGS COMPANY

MidAmerican Energy Holdings Company
Energy Assets



United Kingdom
Philippines

PACIFICORP

PACIFIC POWER
Pacific Power Service Territory
Number of Customers: 729,000

ROCKY MOUNTAIN POWER
Rocky Mountain Power Service Territory
Number of Customers: 997,000

PACIFICORP ENERGY

Northern Natural Gas
Northern Natural Gas Pipeline
Number of Customers: 274

Kern River Gas Transmission Company
Kern River Gas Transmission Pipeline
Number of Customers: 32

CE Electric UK
CE Electric UK Service Territory
Number of Customers: 3,831,000

CALENERGY
Generation Operations
Number of Customers: 11

MidAmerican ENERGY.
MidAmerican Energy Company Service Territory
Number of Customers: 1,432,000

REVENUES	$11.3 billion for the twelve months ended June 30, 2010
ASSETS	$44 billion as of June 30, 2010
CUSTOMERS	
Electric:	6.2 million
Natural Gas:	0.7 million
EMPLOYEES	15,900 as of June 30, 2010

NATURAL GAS TRANSMISSION PIPELINE DESIGN CAPACITY
More than 7.0 billion cubic feet per day

GENERATION CAPACITY
18,100 megawatts(1)

NONCARBON GENERATION
More than 4,200 megawatts(1)
23% of total generation capacity

(1) Net MW owned in operation and under construction as of June 30, 2010

MIDAMERICAN ENERGY HOLDINGS COMPANY

Corporate Strategy

MEHC's Strategy Has Delivered Outstanding Results

- **Own and operate a portfolio of high-quality utility businesses**
  - Focus on operational efficiency, cost control and customer service
  - Cooperative approach with regulators and customers
  - Pursue internal capital investment opportunities to expand regulated asset base
- **Maintain prudent financial and risk management policies**
  - Committed to holdings company and subsidiary credit profile
  - Stable and highly diversified asset base
- **Grow and diversify through a disciplined acquisition strategy**
  - Target additional energy assets
  - Focus on long-term risk-adjusted returns
  - Continue to utilize ring-fencing approach
  - Capitalize on access to long-term capital from Berkshire Hathaway
  - Continue track record of proven integration capabilities, and improving operating and financial performance

MIDAMERICAN ENERGY HOLDINGS COMPANY

MEHC Competitive Advantage

- **Diversified portfolio of regulated assets**
  - Weather, customer, regulatory, generation, economic and catastrophic risk diversity
- **Berkshire Hathaway provides MEHC with a $3.5 billion equity commitment**
  - The $3.5 billion commitment has been amended such that the maturity date has been extended for three years to February 28, 2014, and on March 1, 2011, the commitment will be changed to $2.0 billion
    - The $2.0 billion level reflects lower debt maturities at MEHC and a reduced need for equity contributions into our regulated subsidiaries
  - Access to capital even in times of utility and general market stress
    - **No other utility has this quality of explicit financial support**
- **No dividend requirement**
  - Cash flow is retained in the business, and used to help fund growth and improve credit metrics
- **Berkshire Hathaway ownership**
  - Access to capital from Berkshire Hathaway allows us to take advantage of market opportunities
  - Berkshire Hathaway is a long-term holder of assets, and its owner for life philosophy promotes stability and helps make MEHC the buyer of choice

MIDAMERICAN ENERGY HOLDINGS COMPANY

Environmental Position

- Of MEHC's nearly 10,800 MW of operated or wholly-owned coal-fueled generation:
  - 82% of generation has nitrogen oxides controls with low-NOx burners and/or over-fire air
  - 76% of generation has scrubbers for sulfur dioxide control
  - 7% of generation has activated carbon injection for mercury controls
  - 40% of generation has baghouses for particulate matter control
- To ensure timely compliance, MEHC continues to review proposed regulations and legislation, and analyze associated impacts of environmental requirements on the coal-fueled fleet

MIDAMERICAN ENERGY HOLDINGS COMPANY

Environmental Position

- Of PacifiCorp's nearly 6,700 MW of operated or wholly-owned coal-fueled generation:
  - 71% of generation has nitrogen oxides controls with low-NOx burners and over-fire air
  - 89% of generation has scrubbers for sulfur dioxide control
  - 29% of generation has baghouses for particulate matter control

- Of MidAmerican Energy Company's nearly 4,100 MW of operated coal-fueled generation:
  - 100% of generation has nitrogen oxides controls
    - Low NOx burners and/or over-fire air on all units and one selective catalytic reduction system on Walter Scott Unit 4
  - 55% of generation has scrubbers and baghouses for sulfur dioxide control
  - 20% of generation has activated carbon injection for mercury control

MIDAMERICAN ENERGY HOLDINGS COMPANY

PacifiCorp



Washington
Montana
Oregon
Idaho
Wyoming
Nevada
Utah
Colorado
California
Arizona
Pacific Power Service Territory
Rocky Mountain Power Service Territory
Coal Plants
Natural Gas Plants
Geothermal and Other
Hydro Systems
Wind Projects
Coal Mines

- Headquartered in Portland, Oregon
- 6,370 employees
- 1.7 million electricity customers in six western states
- 10,594 megawatts[(1)] of owned generation capacity
- Generating capacity by fuel type

	06/30/10[(1)]	03/31/06
– Coal	58%	72%
– Natural gas	21%	13%
– Hydro	11%	14%
– Wind and geothermal	10%	1%

(1) *Net owned megawatts in operation and under construction as of June 30, 2010*

MIDAMERICAN ENERGY HOLDINGS COMPANY

PacifiCorp – Regulatory Update

- Active regulatory agenda including rate cases, power cost adjustment mechanisms and renewable adjustment clauses

Completed in 2010:

- Utah general rate case – $32 million annual revenue increase effective February 2010
- Utah major plant additions I filing – $31 million annual revenue increase granted effective July 2010, and a receivable from customers established; recovery from customers will commence in January 2011
- Oregon general rate case and transition adjustment mechanism ("TAM") – $42 million annual increase for general rates effective February 2010; $4 million effective January 2010 for the TAM
- Oregon renewable cost recovery – $4 million effective January 2010
- Oregon Senate Bill 408 ("SB 408") surcharge – $2 million effective June 2010
- Wyoming general rate case – $36 million annual revenue increase; $26 million effective July 2010; remaining $10 million effective February 2011
- Wyoming power cost adjustment mechanism settlement – $4 million effective April 2010
- Washington general rate case – $14 million annual revenue increase effective January 2010
- Idaho energy cost adjustment mechanism – $2 million effective April 2010
- California general rate case – $4 million annual revenue increase effective January 2011
- California storm damage deferral mechanism – $1 million effective January 2011

Pending:

- Utah energy cost adjustment mechanism request; determination expected in December 2010
- Utah major plant additions II filing – $39 million annual revenue increase requested in August 2010
- Oregon general rate case and TAM settlement – $85 million annual increase for general rates; $61 million for the TAM, order received, rates will be effective January 2011
- Oregon SB 408 surcharge – $29 million surcharge filed October 2010
- Washington general rate case – $57 million annual increase filed May 2010
- Idaho general rate case – $28 million annual increase filed May 2010
- California energy cost adjustment clause – $9 million filed August 2010

MIDAMERICAN ENERGY HOLDINGS COMPANY

PacifiCorp – Regulatory Environment

Utah

- Integrated resource planning
- As part of RFP process, regulatory approval of investment prudence may be obtained prior to construction/acquisition
- Rates effective no later than eight months after filed date
- Regulators have accepted use of forecast test periods
- Regulators are required to allow utility to use single issue rate case for major plant additions (>1% of rate base)
- Regulators may approve energy cost recovery mechanisms – hearing on the filed application in fourth quarter 2010
- Cost recovery of renewable energy investment required to be matched with customers' receipt of benefits

Oregon

- Integrated resource planning
- Rate case test periods are based on forecast data
- 10-month time limit on consideration of proposed rate increase
- Regulators authorized to approve power cost recovery mechanisms
- Annual update to forecast power costs outside of general rate case; i.e. TAM
- Annual renewable resource cost recovery outside of general rate case with deferral of cost of renewable resources that come on-line between annual proceedings
- Annual SB 408 surcharge of taxes authorized to be collected in rates compared to taxes paid by PacifiCorp, as defined by Oregon statute and administrative rules

Wyoming

- Integrated resource planning
- 10-month time period on consideration of proposed rate increase
- Rate case test periods may be historical with known and measurable adjustments or forecasted data based on each case circumstance
- Current power cost adjustment mechanism sunsets in November 2010; an application has been filed for a replacement mechanism and is under review by the commission

MIDAMERICAN ENERGY HOLDINGS COMPANY

PacifiCorp – Regulatory Environment

Washington

- Integrated resource planning
- Rate case test periods are based on historical data with known and measurable adjustments
- 11-month time limit on consideration of proposed rate increase
- Regulators authorized to approve power cost recovery mechanisms
- Commission required to allow deferral of costs related to eligible base load and renewable generation resources between rate cases for future recovery

Idaho

- Integrated resource planning
- Rates effective no later than seven months after filed date (the commission has the option to extend an additional 60 days if needed)
- Rate case test periods based on historic data with known and measurable adjustments
- Ability to use single issue rate cases for significant new investment when filed within approximately six months of prior rate change
- PacifiCorp application for energy cost adjustment mechanism approved; effective July 2009, with annual true-up to actual costs
- New legislation implemented that allows pre-construction regulatory approval and binding rate-making principles (as in Iowa)

California

- Integrated resource planning
- Rate case test periods are based on forecast data
- Three-year rate case cycle with adjustment mechanisms
  - Dollar-for-dollar recovery of energy costs and annual update to forecast energy costs
  - Annual inflation-based adjustment mechanism
  - Single-item filings provide for recovery of costs of capital additions in excess of $50 million total company
- Deferral of extraordinary storm damage expenses permitted until recovery is authorized

MIDAMERICAN ENERGY HOLDINGS COMPANY

PacifiCorp – Business Update

- Retail load for the six-month period ended June 30, 2010, was 25,453 gigawatt hours, a 0.6% increase versus the first six months of 2009
  - Industrial load increased in the eastern side of PacifiCorp's service territory offsetting overall load decline in the western side of PacifiCorp's service territory
- 111 megawatts of new wind generation added in 2010
  - Total owned wind generation capacity is 1,032 megawatts
  - Total wind capacity under long-term contract is projected to be 682 megawatts by year-end 2010
- Populus-to-Terminal segment of Energy Gateway Transmission Expansion Program under construction
  - The first phase of the Populus-to-Terminal segment from the Ben Lomond substation (near Ogden, Utah) to the Terminal substation was fully energized and placed into service March 2010
  - The second phase from the Populus substation to the Ben Lomond substation is on schedule to be substantially complete in the fourth quarter 2010
  - $833 million project on budget

MIDAMERICAN
ENERGY HOLDINGS COMPANY

MidAmerican Energy



South Dakota
Minnesota
Wisconsin
Nebraska
Iowa
Illinois
Kansas
Missouri
MidAmerican Energy Service Territory
Wind Projects
Major Generating Facilities

- Headquartered in Des Moines, Iowa
- 3,526 employees
- 1.4 million electric and natural gas customers in four Midwestern states
- 6,500 net megawatts generation capacity(1)
- Generating capacity by fuel type

	06/30/10(1)	12/31/00
– Coal	53%	70%
– Natural gas	20%	19%
– Wind	20%	0%
– Nuclear and other	7%	11%

(1) *Net owned megawatts in operation as of June 30, 2010*

MIDAMERICAN ENERGY HOLDINGS COMPANY

MidAmerican Energy – Business Update

- Retail load for the six-month period ended June 30, 2010, was 10,433 gigawatt hours, a 5.5% increase versus the first six months of 2009
- Since joining MISO as a transmission owning member on September 1, 2009, MidAmerican Energy Company has experienced a 9% capacity factor increase for its owned and operated coal-fired generation fleet
- Update on environmental capital expenditures
  - Walter Scott, Jr. Energy Center Unit 3 scrubber in-service May 2009
- Regulatory approval for up to 1,001 megawatts (nameplate ratings) of additional wind development in Iowa for potential construction through 2012
- Continue to receive high customer satisfaction ratings for gas and electric service
  - Ranked first in the Midwest Region-Large Segment in the 2010 J.D. Power & Associates Electric Utility Residential Customer Satisfaction Study
  - Ranked first in the Midwest Region-Large Segment in the 2010 J.D. Power & Associates Natural Gas Utility Residential Customer Satisfaction Study
  - Ranked first in the Midwest Region in the 2010 J.D. Power & Associates Gas Utility Business Customer Satisfaction Study

MIDAMERICAN
ENERGY HOLDINGS COMPANY

Northern Natural Gas


Minn.
Wis.
South Dakota
Nebraska
Iowa
Kansas
Oklahoma
Texas

Business Overview

- 15,000 miles of natural gas pipeline
- 5.5 Bcf per day of market area design capacity, plus 2.0 Bcf per day field area capacity
- 73 Bcf firm storage capacity
- 79% of 2009 revenue based on demand charges

Major Accomplishments

- Northern Lights project – growth in market-area transportation business

2007	400,000 Dth/day
2008	100,000 Dth/day
2009/2010	160,000 Dth/day

- Gas storage expansions
  - 2008 – 8 Bcf
  - 2010 – 2 Bcf
- Section 5 rate case terminated in May 2010

MIDAMERICAN ENERGY HOLDINGS COMPANY

Kern River


Wyoming
Nevada
Utah
California
Arizona

Business Overview

- 1,700 miles of natural gas pipeline
- 1.9 million Dth/day of natural gas to markets in Utah, Nevada and California
- 76% of 2009 revenue based on demand charges

Major Accomplishments

- 2010 expansion for 145,000 Dth/day, was placed in-service April 2010
- FERC certificate was received September 2010, for the Apex expansion of 266,000 Dth/day

MIDAMERICAN ENERGY HOLDINGS COMPANY

CE Electric UK


U.K.
Northern Electric service territory
Yorkshire Electricity service territory

Business Overview

- 3.8 million end-users in northeast England
- 58,000 miles of distribution lines
- 72% of 2009 distribution revenue from residential and commercial customers

2009 Distribution Revenue (£ millions)	
Residential	£237
Commercial	86
Industrial	116
Other	10
Total	£449

Accomplishments

- Finalized negotiations with Ofgem related to Distribution Price Control Review 5, which commenced April 2010
- Arranged £270m finance contract with European Investment Bank; £151m drawdown at 4.13% for 12 years
- Disposal of CE Gas' Australian operations in September 2010

MIDAMERICAN ENERGY HOLDINGS COMPANY

Financial Results

Organizational Structure



BERKSHIRE HATHAWAY INC.
Aa2/AA+/A+
90%
MIDAMERICAN ENERGY HOLDINGS COMPANY
Baa1/BBB+/BBB+
PACIFICORP
A2/A/A-(1)
Regulated Electric Utility
MidAmerican ENERGY
A2/A-/A
Regulated Gas and Electric Utility
Kern River
A3/A-/A-
Regulated Gas Transmission
Northern Natural Gas
A2/A/A
Regulated Gas Transmission
CE Electric UK
Baa1/BBB+/BBB+
Holding Company
CALENERGY
Independent Electric Power Producer
HomeServices of America
Real Estate Brokerage
NEDL
A3/A-/A
U.K. Regulated Electric Distribution
YEDL
A3/A-/A
U.K. Regulated Electric Distribution

(1) *PacifiCorp ratings are Senior Secured*

MIDAMERICAN ENERGY HOLDINGS COMPANY

MEHC Growth Summary

Property, Plant and Equipment (Net)


Billions
$37.5
$30.0
$22.5
$15.0
$7.5
$0.0
$11.9
$24.0
$26.2
$28.5
$30.9
$31.0
2005
2006
2007
2008
2009
June 2010

MEHC Shareholders' Equity


Billions
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$3.4
$8.0
$9.3
$10.2
$12.6
$12.7
2005
2006
2007
2008
2009
June 2010

Net Income Attributable to MEHC


Millions
$2,000
$1,500
$1,000
$500
$0
$563
$916
$1,189
$1,850(1)
$1,204
$1,210(2)
$1,157
$1,164
2005
2006
2007
2008
2009
LTM 6/30/10

Cash Flows From Operations


Millions
$4,000
$3,000
$2,000
$1,000
$0
$1,311
$1,923
$2,335
$2,587(3)
$3,572(3)
$3,195
2005
2006
2007
2008
2009
LTM 6/30/10

(1) $1,850 million net income includes $646 million of after-tax gains related to the termination fee and profit from the investment in Constellation Energy

(2) $1,210 million net income excludes a $75 million after-tax charge for stock-based compensation and $22 million of after-tax income from the sale of Constellation Energy shares

(3) $2,587 million and $3,572 million cash flows from operations include $175 million and $128 million for 2008 and 2009, respectively, related to the termination fee and profit from the investment in Constellation Energy

MIDAMERICAN ENERGY HOLDINGS COMPANY

Business Information ($ millions)

Operating Revenue	LTM 6/30/2010	Years Ended 12/31/2009	Years Ended 12/31/2008
PacifiCorp	$ 4,483	$ 4,457	$ 4,498
MidAmerican Funding	3,762	3,699	4,715
Northern Natural Gas	635	689	769
Kern River	353	372	443
CE Electric UK	833	825	993
CalEnergy Philippines	135	147	138
CalEnergy U.S.	32	31	30
HomeServices	1,125	1,037	1,133
Corporate/other	(58)	(53)	(51)
Total operating revenue	$ 11,300	$ 11,204	$ 12,668

MIDAMERICAN ENERGY HOLDINGS COMPANY

Business Information ($ millions)

Depreciation and Amortization	LTM 6/30/2010	Years Ended 12/31/2009	12/31/2008
PacifiCorp	$ 565	$ 558	$ 490
MidAmerican Funding	342	336	282
Northern Natural Gas	64	63	60
Kern River	107	101	86
CE Electric UK	164	165	179
Other reportable segments and corporate/other	33	33	32
Total depreciation and amortization	$ 1,275	$ 1,256	$ 1,129

MIDAMERICAN ENERGY HOLDINGS COMPANY

Business Information ($ millions)

Operating Income	LTM 6/30/2010	Years Ended 12/31/2009	12/31/2008
PacifiCorp	$ 1,113	$ 1,079	$ 952
MidAmerican Funding	445	469	590
Northern Natural Gas	280	337	457
Kern River	198	221	305
CE Electric UK	409	394	514
CalEnergy Philippines	101	113	103
CalEnergy U.S.	15	15	15
HomeServices	30	11	(58)
Corporate/other	(68)	(174)	(50)
Total operating income	2,523	2,465	2,828
Interest expense	(1,184)	(1,195)	(1,198)
Interest expense on MEHC subordinated debt - Berkshire	(42)	(58)	(111)
Interest expense on MEHC subordinated debt - other	(22)	(22)	(24)
Capitalized interest	51	41	54
Interest and dividend income	30	38	75
Constellation Energy	-	37	1,092
Other	124	109	96
Income before income tax expense and other	1,480	1,415	2,812
Income tax expense	(237)	(282)	(982)
Other	(79)	24	20
Net income attributable to MEHC	$ 1,164	$ 1,157	$ 1,850

MIDAMERICAN ENERGY HOLDINGS COMPANY

Business Information ($ millions)

Interest Expense	LTM 6/30/2010	Years Ended 12/31/2009	Years Ended 12/31/2008
PacifiCorp	$ 406	$ 412	$ 343
MidAmerican Funding	193	197	207
Northern Natural Gas	60	60	61
Kern River	54	56	67
CE Electric UK	155	153	186
CalEnergy Philippines	4	4	8
CalEnergy U.S.	16	16	17
HomeServices	-	-	2
Corporate/other	360	377	442
Total interest expense	$ 1,248	$ 1,275	$ 1,333

MIDAMERICAN ENERGY HOLDINGS COMPANY

Business Information ($ millions)

Capital Expenditures[1]	LTM 6/30/2010	Years Ended 12/31/2009	12/31/2008
PacifiCorp[2]	$ 2,056	$ 2,328	$ 2,097
MidAmerican Funding	331	439	1,473
Northern Natural Gas	140	177	196
Kern River	113	73	24
CE Electric UK	352	387	440
Other reportable segments and corporate/other	6	9	15
Total capital expenditures	$ 2,998	$ 3,413	$ 4,245

(1) Excludes amounts for non-cash equity allowances for funds used during construction

(2) PacifiCorp includes the acquisition of Chehalis in September 2008

MIDAMERICAN ENERGY HOLDINGS COMPANY

Business Information ($ millions)

Total Assets	6/30/2010	12/31/2009	12/31/2008
PacifiCorp	$ 20,411	$ 20,244	$ 18,339
MidAmerican Funding	10,680	10,732	10,632
Northern Natural Gas	2,637	2,657	2,595
Kern River	1,900	1,875	1,910
CE Electric UK	5,201	5,622	4,921
CalEnergy Philippines	388	463	442
CalEnergy U.S.	560	569	550
HomeServices	684	657	674
Corporate/other	1,791	1,865	1,378
Total assets	$ 44,252	$ 44,684	$ 41,441

MIDAMERICAN ENERGY HOLDINGS COMPANY

Capitalization ($ millions)

Capitalization	6/30/2010	12/31/2009	12/31/2001
Short-term debt	$ 294	$ 179	$ 256
Current portion of long-term debt	575	191	317
MEHC senior debt	5,371	5,371	1,834
Subsidiary debt	12,965	13,600	4,755
Total senior debt	19,205	19,341	7,162
Current portion of MEHC subordinated debt	232	188	-
MEHC subordinated debt	293	402	788
Subsidiary subordinated debt	-	-	100
Noncontrolling interests	224	267	165
Noncontrolling interests & subordinated debt	749	857	1,053
MEHC shareholders' equity	12,667	12,576	1,708
Total capitalization	$ 32,621	$ 32,774	$ 9,923
Senior debt / capitalization	59%	59%	72%

- As of June 30, 2010, approximately 96% of total debt was fixed rate debt
- As of June 30, 2010, long-term senior debt had a weighted average life of approximately 15.6 years and a weighted average interest rate of approximately 5.9%

MIDAMERICAN ENERGY HOLDINGS COMPANY



MIDAMERICAN
ENERGY HOLDINGS COMPANY